Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income (the “Funds”), each a series of Undiscovered Managers Funds  (the “Registrant”);

I, George C.W. Gatch, certify that:

1.

The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/_____________________________

    George C.W. Gatch

    President and Principal Executive Officer

    November 9, 2009

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income Fund (the “Funds”), each a series of Undiscovered Managers Funds  (the “Registrant”);

I, Patricia A. Maleski, certify that:

1.

The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.

The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/__________________________

    Patricia A. Maleski

    Treasurer and Principal Financial Officer

    November 9, 2009

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.